UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2004

The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York	10036

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

        On August 5, 2004, The Interpublic Group of Companies, Inc. (the “Company”) issued a press release announcing its second quarter earnings, a copy of which is attached hereto as Exhibit 99.1 and is hereby incorporated into this report by reference to that exhibit. This press release is also being furnished pursuant to Item 12.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1:  Press release of the Company dated August 5, 2004
Exhibit 99.2:  Slide show made available by the Company in connection with the earnings conference call on August 5, 2004
Exhibit 99.3:  Earnings conference call script of August 5, 2004

Item 12. Results of Operations and Financial Condition.

        On August 5, 2004, the Company (i) issued a press release announcing its second quarter earnings, a copy of which is attached hereto as Exhibit 99.1 and (ii) posted a slide show on its website in connection with the earnings conference call, a copy of which is attached hereto as Exhibit 99.2. A copy of the earnings conference call script of August 5, 2004 is attached hereto as Exhibit 99.3.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.
Date: August 6, 2004	By: /s/ Nicholas J. Camera Nicholas J. Camera Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated August 5, 2004
99.2	Investor Presentation of the Company dated August 5, 2004
99.3	Earnings conference call script of August 5, 2004